AuguStar Variable Insurance Products Fund, Inc.	SUMMARY PROSPECTUS	May 1, 2025
AVIP Federated High Income Bond Portfolio
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders and other information about the fund online at www.augustarfund.com. You can also get this information at no cost by calling 1-877-781-6392 or by sending an e-mail request to AnnuityService@constellationinsurance.com. The fund’s prospectus and statement of additional information, both dated May 1, 2025, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective
Seeks high current income.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.
Shareholder Fees (fees paid directly from your investment): N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.73%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.13%
Total Annual Fund Operating Expenses	0.86%
Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in lower-rated (BB or lower) corporate debt obligations commonly referred to as “junk bonds.” Some of these fixed income securities may involve equity features. Capital growth will be considered, but only when consistent with the objective of seeking high current income. Lower-rated debt securities are subject to a greater risk of loss of principal and interest than investments in higher rated bonds. The Portfolio is managed by Federated Investment Management Company (“Federated Investment”) under a sub-advisory agreement with the Adviser.

Lower-rated debt securities typically have higher yields because of their greater risk of default. Federated Investment seeks to reduce this financial risk through careful security selection and diversification by both company and industry. Federated Investment looks for bonds believed to offer superior potential returns for the financial risk assumed. Federated Investment’s analysis focuses on the issuer’s financial condition, competitive position and management expertise. Federated Investment also considers current economic, market and industry factors affecting the issuer. Federated Investment typically does not consider interest rate risks because the prices of high yield bonds typically are influenced much more by financial risks, including potential default, than by changes in the general level of interest rates.
Fixed income securities in which the Portfolio invests may include bonds, debentures, notes and zero-coupon securities. The Portfolio’s investments are generally rated BB or lower by S&P or Fitch, or Ba or lower by Moody’s, or are not rated but are determined by Federated Investment to be of comparable quality, and may include bonds in default. There is no lower limit with respect to rating categories for securities in which the Portfolio may invest. These lower-rated securities have speculative characteristics. Changes in economic conditions or other circumstances are likely to make it more difficult for the companies issuing the bonds to make principal and interest payments than is the case with companies issuing higher rated bonds.
The Portfolio may invest in various kinds of convertible securities that can be exchanged for or converted into common stock. Convertible securities are often rated below investment grade or not rated because they generally fall below debt obligations and just above common stock in order of preference on the issuer’s balance sheet. The Portfolio may invest its assets, without limitation, in foreign securities, including those not publicly traded in the United States and emerging market debt securities, as defined by Bloomberg’s classification standards.
The Portfolio may invest in loan (and loan-related) instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or groups of lenders known as lending syndicates (loans and loan participations). Such instruments may include loans made in connection with trade financing transactions. Typically, administration of the instrument, including the collection and allocation of principal and interest payments due from the borrower, is the responsibility of a single bank that is a member of the lending syndicate and referred to as the agent bank or mandated lead arranger.
The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.
Principal Risks
There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. The principal risks of investing in the Portfolio are:
Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, tariffs or trade wars, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. A significant national or international event, natural disaster or widespread health crisis could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, impact the ability to complete redemptions, and affect the Portfolio’s performance.
Emerging Markets Risk — Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of business, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Differences in regulatory, accounting, auditing and financial reporting and recordkeeping standards could impede the ability to evaluate local companies or impact the Portfolio’s performance. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment.

Lower-Rated Debt Securities Risk — Bonds rated below investment grade, which is defined as BB or lower (also called “junk bonds”), are subject to greater levels of interest rate, credit and liquidity risks. They are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.
Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.
Foreign Investments Risk — Foreign investments involve risks not normally encountered with domestic securities. These include political, regulatory and economic instability in some countries, the imposition of economic sanctions, changes in currency rates and market inefficiencies. The laws of some foreign countries may limit the Portfolio’s ability to invest in securities of certain issuers organized under the laws of those countries. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. This may adversely impact the Portfolio’s performance.
Loan Interest Risk — Loan instruments may be secured or unsecured. If secured, then the lenders have been granted rights to specific property (such as receivables, tangible goods, real property, or commodities), which is commonly referred to as collateral. The purpose of securing a loan is to allow the lenders to exercise their rights over the collateral if the loan is not repaid as required by the terms of lending agreement. The loan instruments in which the Portfolio may invest may involve borrowers, agent banks, co-lenders and collateral located both in the United States and outside of the United States (in both developed and emerging markets). The Portfolio treats loan instruments as a type of fixed-income security. (For purposes of the descriptions in this prospectus of these various risks, references to “issuer,” include borrowers in loan instruments.) Many loan instruments incorporate risk mitigation and insurance products into their structures, in an attempt to manage risks. There is no guarantee that these risk management techniques will work as intended. Additionally, collateral on loan instruments may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets will satisfy a borrower’s obligations under the instrument. Loans generally are subject to legal or contractual restrictions on resale.
Convertible Securities Risk — In addition to being subject to the risks of investing in common stock, the value of convertible securities can be adversely affected by fixed income market forces such as interest rate risk, credit risk, call risk and prepayment risk.
Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.
Liquidity Risk — The fixed-income securities in which the Portfolio invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Portfolio may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Portfolio could incur losses. The amount of assets deemed illiquid remaining within the Portfolio may also increase, making it more difficult to meet shareholder redemptions and further adversely affecting the value of the Portfolio.
Performance
The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 10.24%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was –12.71%. That was the quarter ended on March 31, 2020. To obtain performance information up to the most recent month end, call toll free 877.781.6392.
Average Annual Total Returns As of December 31, 2024	1 Year	5 Years	10 Years
AVIP Federated High Income Bond Portfolio	6.45%	3.45%	4.60%
ICE BofA US Broad Market Index*	1.47%	(0.34)%	1.37%
ICE BofA U.S. High Yield Constrained Index**	8.20%	4.03%	5.08%
*
Primary benchmark. Effective December 31, 2024, the regulatory index for the Portfolio has been changed from the ICE BofA U.S. High Yield Constrained Index to the ICE BofA US Broad Market Index in accordance with new regulatory requirements.
**
Secondary benchmark. The return information shows how the Fund’s performance compares with the returns of an index of funds with similar investment objectives.
Management
Constellation Investments, Inc. serves as the investment adviser for the Portfolio. Federated Investment serves as the investment sub- adviser for the Portfolio. Mark Durbiano, CFA, a Senior Vice President, Senior Portfolio Manager, and Co-Head of the Domestic High Yield Group of Federated Investment, has been a portfolio manager of the Portfolio since 2004. Kathryn Glass, CFA, a Senior Vice President, Senior Portfolio Manager, and Co-Head of the Domestic High Yield Group of Federated Investment, has been a portfolio manager of the Portfolio since 2021. Thomas Scherr, Vice President, Portfolio Manager, and Senior Investment Analyst of Federated Investment, has been a portfolio manager of the Portfolio since 2025. Randal Stuckwish, CFA, Vice President, Portfolio Manager, and Senior Investment Analyst of Federated Investment, has been a portfolio manager of the Portfolio since 2025.
Purchase and Sale of Fund Shares
Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with ALIC, ALAC and NSLAC’s variable contracts. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.
Tax Information
The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.